Kite Realty Group Trust
Investor Presentation

COMPANY OVERVIEW
▪ Stable Operating Portfolio
▪ 61 Properties in 9 states
▪ 53 Properties in the Retail Operating Portfolio; 92.2% leased
▪ Diverse tenant base: Largest tenant represents only 3.2% of annualized base rent
▪ 5 mile demographics: Population 127,000; Average HHI $86,000

▪ Increased Leasing Productivity
▪ Over 1.1 million square feet of leasing production in 2010 - the highest level in company history
▪ Retail Operating Portfolio leased percentage increased 220 basis points since Q1 2010
▪ Increased shop leased percentage 270 basis points since Q1 2010
▪ 34 new and renewal anchor leases for 1.1 million square feet completed since Q1 2009

▪ Development & Redevelopment Progress
▪ Completed Eddy Street Commons development and Coral Springs Plaza redevelopment and transitioned them to the operating portfolio
▪ Commenced construction on Whole Foods at Cobblestone Plaza in Pembroke Pines, Florida as
 well as the South Elgin Commons II project in Chicago, Illinois
▪ Rivers Edge redevelopment in Indianapolis is under construction and 95% pre-leased including anchors Nordstrom Rack, The Container Store, BuyBuy Baby, Arhaus Furniture, and BGI
 Fitness

▪ Earnings Upside	▪ $4.5 million of annualized EBITDA from recently executed leases anticipated to commence by the end of 2011
Information as of December 31, 2010

GROWTH SOURCES
▪ Rent commencement on executed Jr anchor leases
 ▪ $4.5 million in annualized rent and recoveries anticipated to commence by the end of 2011
▪ Increase small shop occupancy
 ▪ From current 78% to historical 85%
▪ Execute on redevelopments
 ▪ Rivers Edge in Indianapolis, IN is 95% leased and under construction
 ▪ In discussions with replacement anchor tenants for the balance of the former Wal-Mart at
 Bolton Plaza in Jacksonville, FL
▪ Complete tenant construction and interior build-outs at Cobblestone Plaza
 ▪ With Whole Foods under construction, Cobblestone Plaza in Pembroke Pines, FL is 84%
 leased but only 34% occupied
▪ Future development potential

100%
90%
80%
70%
60%
50%
40%
59%
82%
84%
90%
2008 Actual
2009 Actual
2010 Actual
2011 Projection

KRG LISTED NYSE

▪ We have been successful in improving the quality and predictability of our
 FFO stream.

Recurring Real Estate Income as a Percent of FFO
(1) 2011 projection is based on the Company’s previously released earnings guidance.
IMPROVING FFO QUALITY
(1)

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
39,100
203,000
130,200
300,300
345,600
216,200
350,000
190,000
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

KRG LISTED NYSE

▪ Leasing production is a constant company-wide focus
▪ Leased 1.1 million square feet during 2010, the highest level of production in company history and a 64% increase over 2009 levels
▪ 34 new and renewal anchor leases for 1.1 million square feet completed since Q1 2009

Total Leasing Production - New and Renewal Leases
LEASING PRODUCTION

KITE REALTY GROUP

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Owned GLA	% of Portfolio Annualized Base Rent [1]	S&P Credit Rating [2]
1	Publix	6	5.1%	3.2%	n/a
2	PetSmart	6	2.6%	2.8%	BB
3	Bed Bath & Beyond / buybuyBaby	6	3.0%	2.4%	BBB
4	Lowe's Home Improvement	2	2.3%	2.4%	A
5	Ross Stores	5	2.6%	2.3%	BBB
6	Marsh Supermarkets	2	2.2%	2.2%	n/a
7	Dick's Sporting Goods	3	3.0%	1.9%	n/a
8	Staples	4	1.6%	1.7%	BBB
9	HEB Grocery	1	1.9%	1.6%	n/a
10	Toys "R" Us	2	1.4%	1.5%	B1 [3]
	Total		**25.7%**	**22.0%**	

KRG LISTED NYSE

DIVERSE TENANT BASE
(1) Annualized base rent represents the monthly contractual rent for December 2010 for each applicable tenant multiplied by 12.
(2) S&P credit ratings for parent company as of 2/28/2011.
(3) Rating from Moody's, S&P does not rate Toys R Us
▪ Largest single retail tenant comprises only 3.2% of total annualized base rent
▪ Top 10 retail tenants account for only 22.0% of total annualized base rent
Information as of December 31, 2010
(unless otherwise noted)

20.0%
15.0%
10.0%
5.0%
0.0%
2.3%
2.6%
3.0%
3.2%
3.8%
4.1%
4.4%
5.6%
7.3%
11.3%
19.0%
WRI
FRT
KIM
KRG
RPT
DDR
REG
AKR
IRC
EQY
CDR

DIVERSE TENANT BASE

Peer Group Assessment:

Top Tenant as a Percent of Annualized Base Rent
Kroger	Bed Bath Beyond	Home Depot	Publix	TJ Maxx	Wal-Mart/ Sam’s	Kroger	A&P	Supervalu	Publix	Giant Foods
Source: Company SEC filings.
Information as of December 31, 2010

KITE REALTY GROUP

Operating, Current Development, & Redevelopment Properties	Radius 3 Mile	5 Mile
2010 Estimated Population	52,122	126,948
2015 Estimated Population	55,693	135,555
Projected Annual Growth	1.4%	1.4%
Average HH Income	$86,357	$86,299

KRG LISTED NYSE

STRONG DEMOGRAPHICS
Source: Applied Geographic Solutions.
▪ High quality assets with an average age including redevelopment of less than 9 years
▪ Approximately half of the current portfolio was developed by KRG
▪ Portfolio benefits from 100% non-owned anchor occupancy
Portfolio Demographics Summary

KITE REALTY GROUP

Average Household Income
$100,000
$80,000
$60,000
$40,000
$69,209
$82,180
$69,975
$78,456
$63,227
$92,108
Florida
Texas
Indiana
Statewide Average
KRG Portfolio - 5 Mile Radius Average

KRG LISTED NYSE

STRONG DEMOGRAPHICS
Source: Applied Geographic Solutions.
▪ We have a history of selecting strong markets for investment
▪ Incomes in our Florida, Texas and Indiana portfolio incomes are significantly higher than statewide levels

Percentage of Lease Expiration by Total Annualized Base Rent

20.0%
15.0%
10.0%
5.0%
0.0%
7.5%
8.8%
9.0%
10.5%
13.8%
6.7%
8.3%
6.7%
4.0%
6.9%
17.8%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

KRG LISTED NYSE

WELL-STAGGERED LEASE EXPIRATIONS
(1) Lease expirations of operating portfolio and excludes option periods and ground leases. Annualized base rent represents the monthly contractual rent for December 2010 for each applicable property multiplied by 12.
▪ Average 8.2% of annualized base rent is expected to roll each year from 2011 through 2020
▪ With the exception of 2015, our annual exposure to expirations is limited to approximately 10.5% or less
Information as of December 31, 2010

IN-PROCESS DEVELOPMENT STATUS
▪ Cobblestone Plaza, Ft. Lauderdale, FL
 ▪ 133,000 sf owned GLA
 ▪ 84% pre-leased or committed with Whole Foods executed lease
 ▪ 90% of projected costs incurred
 ▪ Construction of Whole Foods underway with tenant anticipated to take possession in the second half of 2011
Information as of December 31, 2010
▪ South Elgin Commons, Chicago, IL
 ▪ 128,000 sf owned GLA
 ▪ Phase II 100% pre-leased
 ▪ Construction commenced
 ▪ Ross Stores and Toys R Us will join LA Fitness (open and
 operating in Phase I) as anchor tenants

KITE REALTY GROUP

RESTAURANT

Wild Birds Unlimited NATURE SHOP
BIRDFOOD SALE
Sprint

NORDSTROM rack

KRG LISTED NYSE

RIVERS EDGE REDEVELOPMENT
BEFORE
AFTER
BEFORE
▪ Vertical construction
 commenced in Q4 2010 at 95%
 pre-leased.
▪ Anchor leases are executed with
 Nordstrom Rack, Buy Buy Baby,
 The Container Store, Arhaus
 Furniture, and BGI Fitness.
▪ Secured construction financing
 with a 5-year term at LIBOR +
 325 bps.
▪ Select rent commencements
 anticipated for the second half of
 2011.

KITE
REALTY GROUP

ANCHOR
SPACE

Academy

KRG
LISTED
NYSE

BOLTON PLAZA REDEVELOPMENT
BEFORE
AFTER
▪ The former Wal-Mart box was
 partially converted into a 65,000
 square foot Academy Sports.
▪ Academy Sports opened for
 business in September of 2010.
▪ In discussions with potential
 retailers for space in the
 remainder of the former Wal-
 Mart box.

KITE
REALTY GROUP

FIVE GUYS

ANYTIME FITNESS

BOOKSTORE
& CAFE

OUTPOST sports

KRG
LISTED
NYSE

EDDY STREET COMMONS AT NOTRE DAME
▪ Substantially completed and
 transitioned to the operating
 portfolio.
▪ 88,000 square feet of retail, 85%
 leased following the execution of
 a lease with Urban Outfitters.
▪ In late stage negotiations with a
 tenant to reach approximately
 95% leased.
▪ 82,000 square feet of office at
 91% leased.
▪ Air rights lease with owner of the
 apartment component provides
 consistent rental stream.

TOYS R US
BABIES R US

TOYS R US

STORE CLOSING SALE
circuit city

KRG LISTED NYSE

CORAL SPRINGS REDEVELOPMENT
BEFORE
▪ The vacant Circuit City box was
 expanded to 46,747 SF and
 leased to Toys R Us/Babies R
 Us.
▪ Completed and transitioned to
 the operating portfolio.
▪ Store opened November 2010.
AFTER

$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$29,596
$45,409
$122,300
$65,162
$44,517
$13,549
$26,715
$4,707
$34,844
$38,302
$14,312
$165,313
2011
2012
2013
2014
2015
Thereafter
Mortgage Debt
KRG Share of Unconsol. Mortgage Debt
Construction Loans
Revolving Credit Facility

Scheduled Debt Maturities (1)
MANAGING LEVERAGE
(1) Dollars in thousands. Maturities exclude annual principal amortization. Includes subsequent events.
▪ Including subsequent events, approximately 50% of 2011 maturities have been satisfied since Q3
 2010
▪ Nearly all 2011 maturities and approximately 86% of maturities through 2012 are held on balance sheet by relationship banks
▪ Our strategy is to secure long term financing, however 60% of 2011 maturities have extension options
▪ In advance discussions with our bank group regarding a 3-year renewal on our line of credit

KITE REALTY GROUP

NET DEBT / EBITDA [1]

	Q3 2010	Q4 2010
Company Share of Debt		
Consolidated [2]	$623,337	$565,322
Unconsolidated	17,031	18,256
Less: Cash	(12,724)	(15,395)
Net Debt	$627,644	$568,183
Quarterly EBITDA, annl'd		
Consolidated	$60,295	$62,243
Unconsolidated	632	520
Company EBITDA	$60,927	$62,763
Net Debt / EBITDA	**10.3x**	**9.1x**

KRG LISTED NYSE

(1) Dollars in thousands.
(2) Net of partner’s share of consolidated debt.
▪ In Q4 2010, the Company issued 2.8 million shares of preferred shares
 ▪ Net proceeds of approximately $67.5 million
 ▪ Paid off $55 million unsecured term loan with 2011 maturity date
▪ $4.5 million of annualized EBITDA from recently executed leases anticipated to commence by the end of 2011
IMPROVING DEBT/EBITDA

DISCLAIMER
 This presentation contains certain statements that are not historical fact and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-
 looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the current challenging economic conditions; financing risks, including the availability of and costs associated with sources of liquidity; the
 Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and other factors affecting the real estate industry generally.
 The Company refers you the documents filed by the Company from time to time with the Securities and
 Exchange Commission, specifically the section titled “Business Risk Factors” in the Company’s Annual
 Report on Form 10-K for the year ended December 31, 2009, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.